                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):       April 17, 2001
                                                     ---------------------------


                               THE TIMKEN COMPANY
                               ------------------
               (Exact name of registrant as specified in charter)




         Ohio                      1-1169                       34-0577130
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission                  (IRS Employer
        of Incorporation)        File Number)               Identification No.)





1835 Dueber Avenue, S.W., Canton, Ohio                          44706-2798
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)




       Registrant's telephone number, including area code: (330) 438-3000

ITEM 5.  OTHER EVENTS

              The Timken Company issued a press release on April 17, 2001, a copy of which is filed as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Exhibits.

                           Exhibit 99. Press Release, dated April 17, 2001, from
                                       The Timken Company.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE TIMKEN COMPANY


                                      By: /s/  Gene E. Little
                                          -------------------------
                                          Name: Gene E. Little
                                          Title: Senior Vice President - Finance


Dated:  April 17, 2001

                                  EXHIBIT INDEX

                               The Timken Company

                           Current Report on Form 8-K
                              Dated April 17, 2001

        Exhibit No.                                    Title

             99               Press Release, dated April 17, 2001, from
                              The Timken Company.